UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Dror Ortho-Design, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY MATERIALS - SUBJECT TO COMPLETION, DATED AUGUST 28, 2026

[  ], 2026

To Our Stockholders:

On behalf of the Board of Directors (the “Board”) of Dror Ortho-Design, Inc. (the “Company,” “Dror,” “our” or “we”), I cordially invite you to attend our 2026 special meeting of stockholders (the “Special Meeting”) at 10 a.m. Eastern Time on Wednesday, September 23, 2026. This Special Meeting will be held in a virtual-only meeting format at https://edge.media-server.com/mmc/go/dror2026sgm.

Details regarding the meeting, the business to be conducted at the Special Meeting and information about Dror that you should consider when you vote your shares are described in the accompanying Notice of Special Meeting of Stockholders (“Notice”), the Proxy Statement and the proxy card. We urge you to review these materials carefully and to vote your shares electronically via the Internet or by completing and returning the proxy card or voting instruction form. Our Proxy Statement is available at https://www.iproxydirect.com/DROR.

At the Special Meeting, we will ask stockholders to: (i) approve an amendment to our Amended and Restated Certificate of Incorporation, as amended (the “Charter”), to effect, at the discretion of the Board but prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Special Meeting, a reverse stock split of all of the outstanding shares of our common stock, par value $0.0001 per share, at a ratio in the range of 1-for-2 to 1-for-2,000, with such ratio to be determined by the board of directors of the Company in its discretion and included in a public announcement (“Reverse Stock Split Proposal”); and (ii) approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Reverse Stock Split Proposal.

The Board recommends the approval of each of the two proposals. Such other business will be transacted as may properly come before the Special Meeting.

We hope you will be able to attend the Special Meeting. Whether you plan to attend the Special Meeting or not, your vote is important. We encourage you to vote your shares electronically via the Internet or by completing and returning your proxy card prior to the Special Meeting, in order for your shares to be represented and voted at the Special Meeting. If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the Special Meeting.

We urge you to read the accompanying Notice and Proxy Statement carefully and vote in accordance with the Board’s recommendations on all proposals.

Thank you for your continued support of Dror Ortho-Design, Inc. We look forward to seeing you at the Special Meeting.

Sincerely,

Chaim Hurvitz,
Chairman of the Board of Directors

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON WEDNESDAY, SEPTEMBER 23, 2026:

We have elected to utilize the “full set delivery” option and are delivering paper copies to all stockholders entitled thereto of all proxy materials, as well as providing access to those proxy materials on a publicly accessible website.

We encourage you to review all of the important information contained in the proxy materials before voting. This proxy statement contains information about the Special Meeting of stockholders of the Company. Proxy materials will be first sent to stockholders on or about [●], 2026.

NOTICE OF 2026 SPECIAL MEETING OF STOCKHOLDERS OF
DROR ORTHO-DESIGN, INC.

[  ], 2026

TIME: 10 a.m. Eastern Time
DATE: September 23, 2026
PLACE: https://edge.media-server.com/mmc/go/dror2026sgm

Purposes:

1.	To approve an amendment to our Amended and Restated Certificate of Incorporation, as amended (the “Charter”), to effect, at the discretion of the board of directors of the Company (the “Board”) but prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Special Meeting, a reverse stock split of all of the outstanding shares of our common stock, par value $0.0001 per share, at a ratio in the range of 1-for-2 to 1-for-2,000, with such ratio to be determined by the Board of the Company in its discretion and included in a public announcement (“Proposal 1” or, the “Reverse Stock Split Proposal”); and

2.	To approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Reverse Stock Split Proposal (“Proposal 2” or, the “Adjournment Proposal”).

Stockholders are referred to the Proxy Statement for more detailed information with respect to the matters to be considered at the Special Meeting. After careful consideration, the Board of Directors recommends a vote “FOR” Proposals 1 - 2.

Who May Vote:

Only stockholders of record as of the close of business on August 27, 2026 (the “Record Date”) are entitled to receive notice of and to vote at the Special Meeting and any adjournments or postponements of the meeting.

You will be able to participate in the virtual Special Meeting online and vote your shares electronically during the meeting. You will not be able to attend the Special Meeting in person.

To virtually attend the Special Meeting, you must be a stockholder of record or beneficial owner as of the close of business on the Record Date. You will be able to virtually attend and participate in the Special Meeting by visiting https://edge.media-server.com/mmc/go/dror2026sgm and entering the control number included in your proxy card. Stockholders of record will need their control number to vote at the virtual Special Meeting. If you encounter any difficulties accessing the virtual Special Meeting, please call the technical support number available on the virtual meeting page on the morning of the Special Meeting. Those without a control number may attend as guests of the meeting, but they will not have the option to vote their shares during the meeting. Beneficial owners of shares held in street name will need to follow the instructions provided by their broker, bank, trustee or other nominee that holds their shares. Stockholders will be also able to submit questions during the Special Meeting.

All stockholders are cordially invited to attend the Special Meeting. A complete list of registered stockholders entitled to vote at the Special Meeting will be available for examination during normal business hours for ten (10) calendar days before the Special Meeting at our address above. To the extent office access is impracticable, you may contact Eliyahu (Lee) Haddad at +972 (0)74-700-6700 for alternative arrangements to examine the stockholder list. The email should state the purpose of the request and provide proof of ownership of our voting securities as of the Record Date. The stockholder list will also be available online during the Special Meeting.

Whether you plan to attend the Special Meeting or not, we urge you to vote by following the instructions on your proxy card and submit your proxy by Internet or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the meeting, pursuant to the directions set forth in the proxy materials.

BY ORDER OF THE BOARD OF DIRECTORS

Chaim Hurvitz,
Chairman of the Board of Directors

i

Dror Ortho-Design, Inc.
Shatner Street 3

Jerusalem, Israel

PROXY STATEMENT FOR THE
DROR ORTHO-DESIGN, INC.
2026 SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 23, 2026

This Proxy Statement, along with the Notice of Special Meeting of Stockholders, contains information about the 2026 Special Meeting of Dror Ortho-Design, Inc., including any adjournments or postponements thereof. We are holding the Special Meeting at 10 a.m. Eastern Time, on Wednesday, September 23, 2026, in virtual format at https://edge.media-server.com/mmc/go/dror2026sgm.

In this Proxy Statement, we refer to Dror Ortho-Design, Inc. as “Dror,” “the Company,” “we” and “us.”

This Proxy Statement relates to the solicitation of proxies by our Board of Directors for use at the Special Meeting.

On or about [●], 2026, we began sending proxy materials to stockholders entitled to vote at the Special Meeting.

IMPORTANT NOTICE REGARDING THE
AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER SPECIAL MEETING
TO BE HELD ON SEPTEMBER 23, 2026

We have elected to utilize the “full set delivery” option and are delivering paper copies to all stockholders entitled thereto of all proxy materials, as well as providing access to those proxy materials on a publicly accessible website.

We encourage you to review all of the important information contained in the proxy materials before voting. This proxy statement contains information about the Special Meeting of stockholders of the Company. Proxy materials will be first sent to stockholders on or about [●], 2026.

The executive offices of the Company are located at, and the mailing address of the Company is, Shatner Street 3, Jerusalem, Israel.

At the 2026 special meeting of stockholders (the “Special Meeting”), the Company expects the following matters to be acted upon:

1.	the approval of an amendment to our Amended and Restated Certificate of Incorporation, as amended (the “Charter”) to effect, at the discretion of the board of directors (the “Board”) but prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Special Meeting, a reverse stock split of all of the outstanding shares of our common stock, par value $0.0001 per share, at a ratio in the range of 1-for-2 to 1-for-2,000, with such ratio to be determined by the Board of the Company in its discretion and included in a public announcement (“Proposal 1” or, the “Reverse Stock Split Proposal”); and

2.	the approval of a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Reverse Stock Split Proposal (“Proposal 2” or, the “Adjournment Proposal”).

The Board unanimously recommends that you vote “FOR” proposals 1 and 2.

IMPORTANT INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

Why is the Company Soliciting My Proxy?

The Board of Directors (the “Board”) of Dror Ortho-Design, Inc. is soliciting your proxy to vote at the 2026 special meeting of stockholders to be held on Wednesday, September 23, 2026, at 10 a.m. Eastern Time, virtually at https://edge.media-server.com/mmc/go/dror2026sgm, and any postponement or adjournments of the meeting (the “Special Meeting”). This proxy statement (this “Proxy Statement”) along with the accompanying Notice of Special Meeting of Stockholders summarizes the purposes of the meeting and the information you need to know to vote at the Special Meeting.

Who Can Vote?

Only stockholders who owned shares of our common stock, par value $0.0001 per share (“Common Stock”), or shares of our Series A Convertible Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), as of the close of business on the Record Date are entitled to vote at the Special Meeting. On the Record Date, there were 976,997,116 shares of our Common Stock issued and outstanding and entitled to vote at the Special Meeting and 5,847,937 shares of Series A Preferred Stock issued and outstanding and entitled to vote at the Special Meeting, and, pursuant to the terms of the Series A Preferred Stock as set forth in the Certificate of Designations for the Series A Preferred Stock (as amended, the “Certificate of Designations”), the holders of the Series A Preferred Stock are entitled to an aggregate of 584,793,700 (subject to certain beneficial ownership limitations) votes on the proposals described in this Proxy Statement.

You do not need to attend the Special Meeting to vote your shares. Shares represented by valid proxies, received in time for the Special Meeting and not revoked prior to the Special Meeting, will be voted at the Special Meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.

Why did I receive a full set of these materials, instead of a notice regarding the internet availability of proxy materials?

We are using the full set delivery method of providing proxy materials to stockholders. Because we have elected to utilize the full set delivery option, we are delivering to all stockholders of record paper copies of the proxy materials, as well as providing access to the proxy materials on a publicly accessible website. The proxy materials are available on the internet at www.iproxydirect.com/dror.

How Many Votes Do I Have?

Each share of our Common Stock that you own entitles you to one vote. Pursuant to the terms of the Series A Preferred Stock as set forth in the Certificate of Designations for the Series A Preferred Stock, the holders of Series A Preferred Stock are entitled to approximately 584,793,700 (subject to certain beneficial ownership limitations) votes on the proposals described in this Proxy Statement. There is no cumulative voting.

What is the Purpose of the Special Meeting?

At the Special Meeting, stockholders will consider and vote upon the following matters:

Proposal 1 (the “Reverse Stock Split Proposal”):

To approve an amendment to our Amended and Restated Certificate of Incorporation, as amended (the “Charter”) to effect, at the discretion of the Board but prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Special Meeting, a reverse stock split of all of the outstanding shares of our Common Stock at a ratio in the range of 1-for-2 to 1-for-2,000, with such ratio to be determined by the board of directors (the “Board”) of the Company in its discretion and included in a public announcement.

Proposal 2 (the “Adjournment Proposal”):

To approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Reverse Stock Split Proposal.

To consider and act upon any other business as may properly come before the Special Meeting or any postponement or adjournment thereof.

How Do I Vote?

Whether you plan to attend the Special Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet. You may specify whether your shares should be voted for, against or abstain with respect to Proposals 1-2. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the Special Meeting. If your shares are registered directly in your name through our stock transfer agent, Equiniti Trust Company LLC, or you have stock certificates registered in your name, you may vote:

●	By Internet. If you are a stockholder of record, you may submit your proxy by going to www.iproxydirect.com/dror and following the instructions provided on your proxy card. If your shares are held with a broker, you will need to go to the website provided on your voting instruction card. Have your proxy card or voting instruction card in hand when you access the voting website. On the Internet voting site, you can confirm that your instructions have been properly recorded. If you vote on the Internet, you can also request electronic delivery of future proxy materials. Internet voting for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on September 22, 2026.

●	By mail. You can vote by mail by completing, signing, dating and returning your proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the Board’s recommendations as noted below.

●	Virtually at the meeting. You will also be able to vote your shares electronically by participating in the virtual Special Meeting. To participate in the virtual Special Meeting, you will need the control number included on your proxy card or on the instructions that accompanied your proxy materials.

If your shares are held in “street name” (held in the name of a bank, broker, nominee or other holder of record), you will receive instructions from the holder of record. You must follow the instructions provided to you by the holder of record in order for your shares to be voted. Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to virtually vote your shares at the Special Meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card in order to vote.

How Does the Board of Directors Recommend That I Vote on the Proposals?

The Board of Directors recommends that you vote as follows:

●	“FOR” the Reverse Stock Split Proposal; and

●	“FOR” the Adjournment Proposal.

What Happens if Additional Matters are Presented at the Special Meeting?

If any other matter is presented at the Special Meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with their best judgment. At the time this Proxy Statement was first made available, we knew of no matters to be acted on at the Special Meeting, other than those discussed in this Proxy Statement.

May I Change or Revoke My Proxy?

You may change or revoke your proxy at any time before polls close at the Special Meeting. You may change or revoke your proxy in any one of the following ways:

●	if you submitted a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above, or by voting by Internet on a date later than the prior proxy;

●	by notifying the Company in writing via email to Lee Haddad at lee@zsmile.com before the Special Meeting that you have revoked your proxy no later than 5:00 p.m. Eastern Time on September 22, 2026; or

●	by attending the virtual Special Meeting and voting electronically. Attending the virtual Special Meeting will not in and of itself revoke a previously submitted proxy.

Your most current vote, whether by Internet, proxy card or at the Special Meeting is the one that will be counted.

What if I Receive More Than One Proxy Card?

You may receive more than one Proxy Statement and proxy card or voting instruction card if you hold shares of our Common Stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.

Will My Shares be Voted if I Do Not Vote?

If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares on the Reverse Stock Split Proposal and the Adjournment Proposal, without receiving instructions from you.

Your bank, broker or other nominee does not have the ability to vote your uninstructed shares on any other proposals. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the Special Meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter.

What Constitutes a Quorum for the Special Meeting?

The presence, by virtual attendance or by proxy, of the holders of one-third of the voting power of the stock issued, outstanding and entitled to vote at the Special Meeting, is necessary to constitute a quorum at the Special Meeting. Votes of stockholders of record who are present at the Special Meeting by virtual attendance or by proxy, abstentions and broker non-votes are counted for purposes of determining whether a quorum exists.

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Assuming the presence of a quorum:

Proposal 1: Reverse Stock Split Proposal	The affirmative vote of holders of a majority of the issued and outstanding shares of our Common Stock and Series A Preferred Stock (voting on an as-converted basis) entitled to vote on the Reverse Stock Split Proposal, voting together as a single class, is required to approve the Reverse Stock Split Proposal. “ABSTAIN” votes will have the same effect as votes cast “AGAINST” the Reverse Stock Split Proposal. Because the Reverse Stock Split Proposal is considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, may vote your shares without your instruction with respect to the Reverse Stock Split Proposal unless you instruct them otherwise. Failure by your bank, broker, trustee or other nominee to exercise this discretionary authority will have the same effect as votes cast “AGAINST” the Reverse Stock Split Proposal.

Proposal 2: Adjournment Proposal	The affirmative vote of the holders of a majority of the voting power of the shares present by virtual attendance or represented by proxy at the Special Meeting and entitled to vote on the Adjournment Proposal is required to approve the Adjournment Proposal. “ABSTAIN” votes will have the same effect as votes cast “AGAINST” the Adjournment Proposal. Because the Adjournment Proposal is considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, may vote your shares without your instruction with respect to the Adjournment Proposal unless you instruct them otherwise. Failure by your bank, broker, trustee or other nominee to exercise this discretionary authority will have no effect on the results for the Adjournment Proposal.

Is Voting Confidential?

We will keep all the proxies, ballots and voting tabulations private. We only let our inspector of election, Equiniti Trust Company LLC, examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make on the proxy card or otherwise provide.

Who Counts the Votes?

All votes will be tabulated by Equiniti Trust Company LLC, the inspector of election appointed for the Special Meeting. Each proposal will be tabulated separately.

Where Can I Find the Voting Results of the Special Meeting?

The preliminary voting results will be announced at the Special Meeting, and we will publish the voting results in a Current Report on Form 8-K (the “Form 8-K”), which we expect to file with the SEC within four business days of the Special Meeting. If final results are unavailable when we file the Form 8-K, then we will file an amendment to the Form 8-K to disclose the final voting results within four business days after the final voting results are known.

Do I Have Dissenters’ (Appraisal) Rights?

Appraisal rights are not available to our stockholders with respect to any of the proposals described above to be brought before the Special Meeting.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

Our Board is asking for your proxy and we will pay all of the costs of soliciting these proxies. In addition, our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

Attending the Special Meeting

The Special Meeting will be held at 10 a.m. Eastern Time on Wednesday, September 23, 2026, virtually at https://edge.media-server.com/mmc/go/dror2026sgm. To be admitted to the Special Meeting, you must enter the control number on your proxy card. You also may vote online by following the instructions provided on the meeting website during the Special Meeting.

The meeting webcast is expected to begin promptly at 10 a.m. Eastern Time on September 23, 2026. Online access will begin at 9:45 a.m. Eastern Time, and we encourage you to access the meeting prior to the start time. If you require technical support, please contact Equiniti Trust Company LLC by sending an email to proxy-ID@equiniti.com or by calling 919-744-2722 Option 4.

Householding of Annual Disclosure Documents

Pursuant to SEC rules, either us or your bank, broker or other nominee will send a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or your bank, broker or other nominee believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The SEC rules apply to our Annual Reports on Form 10-K, proxy statements and information statements. Once you receive notice from your bank, broker or other nominee or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If you do not wish to participate in “householding” and would like to receive your own Notice or, if applicable, set of the Company’s proxy materials in future years, follow the instructions described below. Conversely, if you share an address with another Company stockholder and together both of you would like to receive only a single Notice or, if applicable, set of proxy materials, follow these instructions:

1.	If your shares of the Company are registered in your own name, please contact our transfer agent, Equiniti Trust Company LLC, by visiting www.iproxydirect.com/dror and clicking on the “Request Materials” link.

2.	If a bank, broker or other nominee holds your shares of the Company, please contact the bank, broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

Electronic Delivery of Company Stockholder Communications

Most stockholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail. You can choose this option and save the Company the cost of producing and mailing these documents by following the instructions provided on your proxy card.

Who Can Help Answer My Questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have any questions, or need additional materials, please feel free to contact Eliyahu (Lee) Haddad at +972 (0)74-700-6700. You will also be able to submit questions during the Special Meeting.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our voting securities as of the Record Date, by (i) each stockholder known by us to be the beneficial owner of more than 5% of our voting securities, (ii) each of our directors and named executive officers, and (iii) all of our directors and executive officers as a group. Unless otherwise noted, the address for each person named in the table is c/o Dror Ortho-Design, Inc., Shatner Street 3, Jerusalem, Israel.

The beneficial ownership percentages set forth in the following table are based on 976,997,116 shares of Common Stock and 5,847,937 shares of Series A Preferred Stock outstanding as of August 27, 2025.

Name of Beneficial Owner (1)	Number of Shares of Common Stock Beneficially Owned		Percent of Class	Number of Shares of Series A Convertible Preferred Stock Beneficial Owned	Percent of Class	Total Voting Power
5% Stockholders
AIGH Capital Management, LLC (2)	99,888,581	(3)	9.99%	2,584,544	44.20%	9.99%
Shirat Hachaim Ltd.	68,922,239	(4)	6.91%	114,150.79	1.95%	5.08%
Congregation Ahavas Tzdokah Vchesed Inc.	61,667,440	(5)	6.31%	-	-	3.95%
Moshe Bodner	51,312,657	(6)	4.99%	1,033,872.79	17.68%	4.99%
Directors and Named Executive Officers
Eliyahu (Lee) Haddad	105,056,623	(7)	9.74%	-	*	6.32%
Moshe Shvets	105,378,694	(8)	10.19%	213,620.94	3.65%	7.83%
Chaim Hurvitz	68,922,239	(4)	6.91%	114,150.79	1.95%	5.08%
Chaim Ravad	48,802,164	(9)	4.99%	1,672,945.54	28.61%	4.99%
Yehuda Englander	9,597,695	(10)	*	-	-	*
Ran Israeli	-		*	-	-	*

All Directors and Executive Officers as a Group (5 persons)	334,558,106		31.83%	2,000,717.27	34.21%	24.22%

*	Represents beneficial ownership of less than 1%.

(1)	Except as expressly noted in the footnotes below, beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. The amounts set forth in this table reflect the application of various limitations on the exercise of certain warrants and the conversion of shares of Series A Preferred Stock, including beneficial ownership limitations.

Unless otherwise indicated below, the address for each beneficial owner listed is c/o Dror Ortho-Design, Inc., Shatner 3, Jerusalem, Israel.

(2)	Based on certain information made available to the Company and on the Schedule 13G/A filed jointly with the SEC on February 25, 2025, by Mr. Orin Hirschman and AIGH Capital Management, LLC (“AIGH CM”). AIGH CM, as an Advisor or Sub-Advisor of AIGH Investment Partners, L.P. (“AIGH LP”) and WVP Emerging Manager Onshore Fund, LLC - AIGH Series (“WVP-AIGH”), may be deemed to beneficially own the securities held by AIGH LP and WVP-AIGH. Mr. Hirschman, as Managing Member of AIGH CM and president of AIGH Investment Partners, L.L.C (“AIGH LLC”), may be deemed to beneficially own the securities held by AIGH CM and AIGH LLC. The principal business address of Mr. Hirschman and each such entity is 6006 Berkeley Avenue, Baltimore, MD 21209.

(3)	Represents (i) 77,000,000 shares of Common Stock held by AIGH LP, (ii) 113,000,000 shares of Common Stock issuable upon conversion of shares of Series A Preferred Stock (subject to a 9.99% beneficial ownership limitation) held by AIGH LP, (iii) 190,000,000 shares of Common Stock issuable upon exercise of certain warrants (subject to a 9.99% beneficial ownership limitation) held by AIGH LP, (iv) 7,000,000 shares of Common Stock held by WVP-AIGH, (v) 40,000,000 shares of Common Stock issuable upon conversion of shares of Series A Preferred Stock (subject to a 9.99% beneficial ownership limitation) held by WVP-AIGH, (vi) 47,000,000 shares of Common Stock issuable upon exercise of certain warrants (subject to a 9.99% beneficial ownership limitation) held by WVP-AIGH, (vii) 3,000,000 shares of Common Stock held by WVP-OES, (viii) 10,000,000 shares of Common Stock issuable upon conversion of shares of Series A Preferred Stock (subject to a 9.99% beneficial ownership limitation) held by WVP-OES, (ix) 13,000,000 shares of Common Stock issuable upon exercise of certain warrants (subject to a 9.99% beneficial ownership limitation) held by WVP-OES, (x) 8,662,500 shares of Common Stock held by AIGH LLC, (xi) 95,454,385 shares of Common Stock issuable upon conversion of shares of Series A Preferred Stock (subject to a 9.99% beneficial ownership limitation) held by AIGH LLC, and (xii) 45,454,545 shares of Common Stock issuable upon exercise of certain warrants (subject to a 9.99% beneficial ownership limitation) held by AIGH LLC.

(4)	Represents (i) 47,800,000 shares of Common Stock, (ii) 21,122,239 shares of Common Stock issuable upon exercise of certain options held by Mr. Hurvitz that were exercisable as of August 27, 2026, or will be exercisable within 60 days thereafter, (iii) 42,417,309 shares of Common Stock issuable upon exercise of certain warrants held by Shirat Hachaim Ltd. (“Shirat Hachaim”) (subject to a 4.99% beneficial ownership limitation), and (iv) 11,415,079 shares of Common Stock issuable upon conversion of shares of Series A Preferred Stock (subject to a 4.99% beneficial ownership limitation) held by Shirat Hachaim.

Mr. Hurvitz is the sole owner of Shirat Hachaim and has sole voting and dispositive power over shares held by Shirat Hachaim.

(5)	Based on the Schedule 13G filed with the SEC on June 20, 2025, by Congregation Ahavas Tzdokah Vchesed Inc. Represents 61,667,440 shares of Common Stock. The principal business address of Congregation Ahavas Tzdokah Vchesed Inc. is 1347 42nd Street, Brooklyn, NY 11219.

(6)	Based on certain information available to the Company. Represents (i) 47,800,000 shares of Common Stock and (ii) 103,387,279 shares of Common Stock issuable upon conversion of shares of Preferred Stock (subject to a 4.99% beneficial ownership limitation).

(7)	Represents (i) 4,545,454 shares of Common Stock, (ii) 95,965,715 shares of Common Stock issuable upon exercise of certain options held by Mr. Haddad that were exercisable as of August 27, 2026, or will be exercisable within 60 days thereafter, and (ii) 4,545,454 shares of Common Stock issuable upon exercise of certain warrants held by Mr. Haddad (subject to a 9.99% beneficial ownership limitation).

(8)	Represents (i) 47,800,000 shares of Common Stock, (ii) 57,578,694 shares of Common Stock issuable upon exercise of certain options held by Mr. Shvets that were exercisable as of August 27, 2026, or will be exercisable within 60 days thereafter, (iii) 26,141,712 shares of Common Stock issuable upon exercise of certain warrants (subject to a 4.99% beneficial ownership limitation), and (iv) 21,362,094 shares of Common Stock issuable upon conversion of shares of Series A Preferred Stock (subject to a 4.99% beneficial ownership limitation).

(9)	Represents (i) 47,800,000 shares of Common Stock, (ii) 228,251,826 shares of Common Stock issuable upon exercise of certain warrants (subject to a 4.99% beneficial ownership limitation), and (iii) 167,294,554 shares of Common Stock issuable upon conversion of shares of Series A Preferred Stock (subject to a 4.99% beneficial ownership limitation).

(10)	Represents 9,597,675 shares of Common Stock issuable upon the exercise of options held by Mr. Englander that were exercisable as of August 27, 2026, or will be exercisable within 60 days thereafter.

PROPOSAL NO. 1 - THE REVERSE STOCK SPLIT PROPOSAL

Background and Proposed Amendment

Our Amended and Restated Certificate of Incorporation (as amended, the “Charter”) currently authorizes the Company to issue a total of 3,266,975,740 shares of capital stock, consisting of 3,254,475,740 shares of Common Stock and 12,500,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”).

On August 28, 2026, 2026, subject to stockholder approval, the Board approved an amendment to our Charter to, at the discretion of the Board, effect the Reverse Stock Split of the Common Stock at a ratio of 1-for-2 to 1-for-2,000, including shares held by the Company as treasury shares, with the exact ratio within such range to be determined by the Board of the Company at its discretion. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 promulgated under the Exchange Act. The Reverse Stock Split is not intended to modify the rights of existing stockholders in any material respect.

If the Reverse Stock Split Proposal is approved by our stockholders and the Reverse Stock Split is effected, up to every 2,000 shares of our outstanding Common Stock would be combined and reclassified into one share of Common Stock. Notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board will have the sole authority to elect whether or not and when to amend our Charter to effect the Reverse Stock Split. If the Reverse Stock Split Proposal is approved by our stockholders, the Board will make a determination as to whether effecting the Reverse Stock Split is in the best interests of the Company and our stockholders in light of, among other things, the per share price of the Common Stock immediately prior to the Reverse Stock Split and the expected stability of the per share price of the Common Stock following the Reverse Stock Split. If the Board determines that it is in the best interests of the Company and its stockholders to effect the Reverse Stock Split, it will hold a Board meeting to determine the ratio of the Reverse Stock Split. For additional information concerning the factors the Board will consider in deciding whether to effect the Reverse Stock Split, see “- Determination of the Reverse Stock Split Ratio” and “- Board Discretion to Effect the Reverse Stock Split.”

The text of the proposed amendment to the Company’s Charter to effect the Reverse Stock Split is included as Annex A to this Proxy Statement (the “Reverse Stock Split Charter Amendment”). If the Reverse Stock Split Proposal is approved by the Company’s stockholders, the Company will have the authority to file the Reverse Stock Split Charter Amendment with the Secretary of State of the State of Delaware, which will become effective upon its filing; provided, however, that the Reverse Stock Split Charter Amendment is subject to revision to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as the Board deems necessary and advisable. The Board has determined that the amendment is advisable and in the best interests of the Company and its stockholders and has submitted the amendment for consideration by our stockholders at the Special Meeting.

Reasons for the Reverse Stock Split

We are submitting this proposal to our stockholders for approval in order to increase the trading price of our Common Stock. The Reverse Stock Split could increase the market price of our Common Stock sufficiently to satisfy the initial listing requirements for uplisting our Common Stock onto the Nasdaq Capital Market, although there can be no assurance that the trading price of our Common Stock would increase, or the increase would be maintained at such level or that we will be able to maintain any such listing of our Common Stock on the Nasdaq Capital Market if we are able to uplist in the future. We believe a listing on a national exchange such as the Nasdaq Capital Market will help attract institutional investors with minimum trading price and other requirements, will assist in our capital-raising efforts to support the Company’s growth plans by making our Common Stock more attractive to a broader range of investors, will remove restrictions that currently prohibit many investors from investing in companies not traded on a national exchange, and that a national exchange's financial and governance requirements will enhance the Company’s profile to potential investors. If successful, the Company’s stockholders will also benefit from expanded awareness by inclusion in a number of indexes that are tracked by buy-side institutions and that will increase the likelihood of analyst coverage.

In addition, we believe that the Reverse Stock Split and the resulting increase in the per share price of our Common Stock could encourage increased investor interest in our Common Stock and promote greater liquidity for our stockholders. A greater price per share of our Common Stock could allow a broader range of institutions to invest in our Common Stock (namely, funds that are prohibited or discouraged from buying stocks with a price below a certain threshold), potentially increasing marketability, trading volume and liquidity of our Common Stock. Many institutional investors view stocks trading at low prices as unduly speculative in nature and, as a result, avoid investing in such stocks. We believe that the Reverse Stock Split will provide the Board flexibility to make our Common Stock a more attractive investment for these institutional investors, which we believe will enhance the liquidity for the holders of our Common Stock and may facilitate future sales of our Common Stock. The Reverse Stock Split could also increase interest in our Common Stock for analysts and brokers who may otherwise have policies that discourage or prohibit them from following or recommending companies with low stock prices. Additionally, because brokers’ commissions on transactions in low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. Accordingly, we believe that the Reverse Stock Split is in our stockholders’ best interests.

The Board intends to effect the Reverse Stock Split only if it believes that a decrease in the number of shares outstanding is in the best interests of the Company and our stockholders and is likely to improve the trading price of our Common Stock and improve the likelihood that we will have the ability to uplist to a national exchange. Accordingly, our Board approved the Reverse Stock Split as being in the best interests of the Company.

Risks Associated with the Reverse Stock Split

The Reverse Stock Split May Not Increase the Price of our Common Stock Over the Long-Term.

As noted above, the principal purpose of the Reverse Stock Split is to increase the trading price of our Common Stock to, among other things, satisfy the initial listing requirements for uplisting our Common Stock onto the Nasdaq Capital Market. However, the effect of the Reverse Stock Split on the market price of our Common Stock cannot be predicted with any certainty, and we cannot assure you that the Reverse Stock Split will accomplish this objective for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of Common Stock will proportionally increase the market price of our Common Stock, we cannot assure you that the Reverse Stock Split will increase the market price of our Common Stock by a multiple of the Reverse Stock Split ratio, or result in any permanent or sustained increase in the market price of our Common Stock. The market price of our Common Stock may be affected by other factors which may be unrelated to the number of shares outstanding, including the Company’s business and financial performance, general market conditions, and prospects for future success.

The Reverse Stock Split May Decrease the Liquidity of our Common Stock.

The Board believes that the Reverse Stock Split may result in an increase in the market price of our Common Stock, which could lead to increased interest in our Common Stock and possibly promote greater liquidity for our stockholders. However, the Reverse Stock Split will also reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for our Common Stock, particularly if the price per share of our Common Stock does not increase as a result of the Reverse Stock Split.

The Reverse Stock Split May Result in Some Stockholders Owning “Odd Lots” That May Be More Difficult to Sell or Require Greater Transaction Costs per Share to Sell.

If the Reverse Stock Split is implemented, it will increase the number of stockholders who own “odd lots” of less than 100 shares of Common Stock. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares of Common Stock following the Reverse Stock Split may be required to pay higher transaction costs if they sell their Common Stock.

The Reverse Stock Split May Lead to a Decrease in our Overall Market Capitalization.

The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our Common Stock does not increase in proportion to the Reverse Stock Split ratio, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of Common Stock outstanding following the Reverse Stock Split.

Effects of the Reverse Stock Split on Outstanding Warrants and Preferred Stock

In addition to adjusting the number of shares of our Common Stock, we would adjust all shares underlying any of our outstanding shares of preferred stock and warrants as a result of the Reverse Stock Split, as required by the terms of these securities. In particular, we would reduce the conversion ratio for each instrument, and would increase the applicable exercise price or conversion price in accordance with the terms of each instrument and based on the Reverse Stock Split Ratio. The number of shares of Common Stock issuable upon exercise of certain warrants will be increased in proportion to any such reduction, such that the aggregate exercise price of the warrants will remain the same following the reduction.

Potential Consequences if the Reverse Stock Split Proposal is Not Approved

If the Reverse Stock Split Proposal is not approved by our stockholders, our Board will not have the authority to effect the Reverse Stock Split Charter Amendment to, among other things, uplist the Company’s Common Stock to a national exchange by increasing the per share trading price of our Common Stock to help ensure a share price high enough to satisfy the initial listing requirements for such national exchange.

Determination of the Reverse Stock Split Ratio

The Board believes that stockholder approval of a range of potential Reverse Stock Split ratios is in the best interests of our Company and stockholders because it is not possible to predict market conditions at the time the Reverse Stock Split would be implemented. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split ratio to be selected by our Board will be not more than 1-for-2,000.

The selection of the specific Reverse Stock Split ratio will be based on several factors, including, among other things:

●	the per share price of our Common Stock immediately prior to the Reverse Stock Split;

●	the expected stability of the per share price of our Common Stock following the Reverse Stock Split;

●	the likelihood that the Reverse Stock Split will result in increased marketability and liquidity of our Common Stock;

●	prevailing market conditions;

●	general economic conditions in our industry; and

●	our market capitalization before and after the Reverse Stock Split.

We believe that granting our Board the authority to set the ratio for the Reverse Stock Split is essential because it allows us to take these factors into consideration and to react to changing market conditions. If the Board chooses to implement the Reverse Stock Split, the Company will make a public announcement regarding the determination of the Reverse Stock Split ratio.

Board Discretion to Effect the Reverse Stock Split

If the Reverse Stock Split proposal is approved by our stockholders, the Board will have the discretion to implement the Reverse Stock Split or to not effect the Reverse Stock Split at all. The Board currently intends to effect the Reverse Stock Split. If the trading price of our Common Stock increases without effecting the Reverse Stock Split, the Reverse Stock Split may not be necessary. Following the Reverse Stock Split, if implemented, there can be no assurance that the market price of our Common Stock will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split. There also can be no assurance that we will meet the other requirements for uplisting our Common Stock onto a national exchange.

If our stockholders approve the Reverse Stock Split proposal at the Special Meeting, the Reverse Stock Split will be effected, if at all, only upon a determination by the Board that the Reverse Stock Split is in the best interests of the Company and its stockholders at that time. No further action on the part of the stockholders will be required to either effect or abandon the Reverse Stock Split. If our Board does not implement the Reverse Stock Split prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Special Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate and the Reverse Stock Split Charter Amendment will be abandoned.

The market price of our Common Stock is dependent upon our performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effected and the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Furthermore, the reduced number of shares that will be outstanding after the Reverse Stock Split could significantly reduce the trading volume and otherwise adversely affect the liquidity of our Common Stock.

We have not proposed the Reverse Stock Split in response to any effort of which we are aware to accumulate our shares of Common Stock or obtain control of the Company, nor is it a plan by management to recommend a series of similar actions to our Board or our stockholders. Notwithstanding the decrease in the number of outstanding shares of Common Stock following the Reverse Stock Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Effects of the Reverse Stock Split

Effects of the Reverse Stock Split on Issued and Outstanding Shares.

If the Reverse Stock Split is effected, it will reduce the total number of issued and outstanding shares of Common Stock, including shares held by the Company as treasury shares, by a Reverse Stock Split ratio of 1-for-2 to 1-for-2,000. Accordingly, each of our stockholders will own fewer shares of Common Stock as a result of the Reverse Stock Split. However, the Reverse Stock Split will affect all stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except to the extent that the Reverse Stock Split would result in an adjustment to a stockholder’s ownership of Common Stock due to the treatment of fractional shares in the Reverse Stock Split. Therefore, voting rights and other rights and preferences of the holders of Common Stock will not be affected by the Reverse Stock Split (other than as a result of the treatment of fractional shares). Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and nonassessable, and the par value per share of Common Stock will remain $0.0001.

As of the Record Date, the Company had 976,997,116 shares of Common Stock outstanding. For purposes of illustration, if the Reverse Stock Split is effected at a ratio of 1-for-2 or 1-for-2,000, the number of issued and outstanding shares of Common Stock after the Reverse Stock Split would be approximately 488,498,558 shares and 488,499 shares, respectively.

We are currently authorized to issue a maximum of 3,254,475,740 shares of our Common Stock. As of the Record Date, there were 976,997,116 shares of our Common Stock issued and outstanding. Although the number of authorized shares of our Common Stock will not change as a result of the Reverse Stock Split, the number of shares of our Common Stock issued and outstanding will be reduced in proportion to the ratio selected by the Board. Thus, the Reverse Stock Split will effectively increase the number of authorized and unissued shares of our Common Stock available for future issuance by the amount of the reduction effected by the Reverse Stock Split.

Following the Reverse Stock Split, the Board will have the authority, subject to applicable securities laws, to issue all authorized and unissued shares without further stockholder approval, upon such terms and conditions as the Board deems appropriate. We do not currently have any plans, proposals or understandings to issue the additional shares that would be available if the Reverse Stock Split is approved and effected, but some of the additional shares underlie warrants, which could be exercised after the Reverse Stock Split Charter Amendment is effected.

Effects of the Reverse Stock Split on Outstanding Equity Awards and Plans.

If the Reverse Stock Split is effected, the terms of equity awards granted under the Dror Ortho-Design, Inc. 2023 Long-Term Incentive Plan (the “2023 Plan”) including (i) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of awards; (ii) the number of shares and type of Common Stock (or other securities or property) subject to outstanding awards; (iii) the number of shares and type of Common Stock (or other securities or property) specified as the annual per-participant limitation under the 2023 Plan; (iv) the option price of each outstanding stock option; (v) the amount, if any, paid for forfeited shares in accordance with the terms of the 2023 Plan; and (vi) the number of or exercise price of shares then subject to outstanding stock appreciation rights previously granted and unexercised under the 2023 Plan, will be proportionally adjusted to the end that the same proportion of our issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate exercise price; subject to adjustments for any fractional shares as described herein and provided, however, that the number of shares of Common Stock (or other securities or property) subject to any award shall always be a whole number. In addition, the total number of shares of Common Stock that may be the subject of future grants under the 2023 Plan, as well as any plan limits on the size of such grants will be adjusted and proportionately decreased as a result of the Reverse Stock Split.

Effects of the Reverse Stock Split on Voting Rights.

Proportionate voting rights and other rights of the holders of Common Stock would not be affected by the Reverse Stock Split (other than as a result of the treatment of fractional shares). For example, a holder of 1% of the voting power of the outstanding Common Stock immediately prior to the effective time of the Reverse Stock Split would continue to hold 1% of the voting power of the outstanding Common Stock after the Reverse Stock Split.

Effects of the Reverse Stock Split on Regulatory Matters.

The Company is subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect the Company’s obligation to publicly file financial and other information with the SEC.

Effects of the Reverse Stock Split on Authorized Share Capital.

The total number of shares of capital stock that we are authorized to issue will not be affected alone by the Reverse Stock Split and will remain at 3,266,975,740 shares, consisting of 3,254,475,740 shares of Common Stock and 12,500,000 shares of Preferred Stock.

Treatment of Fractional Shares in the Reverse Stock Split

The Company does not intend to issue fractional shares in the event that a stockholder owns a number of shares of Common Stock that is not evenly divisible by the Reverse Stock Split ratio. If the Reverse Stock Split is effected, each fractional share of Common Stock will be:

●	rounded up to the nearest whole share of Common Stock, if such shares of Common Stock are held directly; or

●	rounded down to the nearest whole share of Common Stock, if such shares are subject to an award granted under the 2023 Plan, in order to comply with the requirements of Sections 409A and 424 of the Code.

Effective Time of the Reverse Stock Split

If the Reverse Stock Split Proposal is approved by our stockholders, the Reverse Stock Split would become effective, if at all, when the Reverse Stock Split Charter Amendment is accepted and recorded by the office of the Secretary of State of the State of Delaware. However, notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board will have the sole authority to elect whether or not and when to amend our Charter to effect the Reverse Stock Split.

Exchange of Share Certificates

If the Reverse Stock Split is effected, each certificate representing pre-Reverse Stock Split shares of Common Stock will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split Common Stock at the effective time of the Reverse Stock Split. As soon as practicable after the effective time of the Reverse Stock Split, our transfer agent, Equiniti Trust Company LLC, will mail a letter of transmittal to the Company’s stockholders containing instructions on how a stockholder should surrender its, his or her certificate(s) representing pre-Reverse Stock Split shares of Common Stock to our transfer agent in exchange for certificate(s) representing post-Reverse Stock Split shares of Common Stock. No certificate(s) representing post-Reverse Stock Split shares of Common Stock will be issued to a stockholder until such stockholder has surrendered all certificate(s) representing pre-Reverse Stock Split shares of Common Stock, together with a properly completed and executed letter of transmittal, to our transfer agent. No stockholder will be required to pay a transfer or other fee to exchange its, his or her certificate(s) representing pre-Reverse Stock Split shares of Common Stock for certificate(s) representing post-Reverse Stock Split shares of Common Stock registered in the same name.

Stockholders who hold uncertificated shares of Common Stock electronically in “book-entry” form will have their holdings electronically adjusted by our transfer agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the Reverse Stock Split. If any certificate(s) or book-entry statement(s) representing pre-Reverse Stock Split shares of Common Stock to be exchanged contain a restrictive legend or notation, as applicable, the certificate(s) or book-entry statement(s) representing post-Reverse Stock Split shares of Common Stock will contain the same restrictive legend or notation.

Any stockholder whose share certificate(s) representing pre-Reverse Stock Split shares of Common Stock has been lost, stolen or destroyed will only be issued post-Reverse Stock Split Common Stock after complying with the requirements that the Company and our transfer agent customarily apply in connection with lost, stolen or destroyed certificates.

STOCKHOLDERS SHOULD NOT DESTROY STOCK CERTIFICATES REPRESENTING PRE-REVERSE
STOCK SPLIT SHARES OF COMMON STOCK AND SHOULD NOT SUBMIT ANY STOCK
CERTIFICATES REPRESENTING PRE-REVERSE STOCK SPLIT SHARES OF COMMON STOCK UNTIL
THEY ARE REQUESTED TO DO SO.

Anti-Takeover Effects

In addition, we have not proposed the Reverse Stock Split, with its corresponding increase in the authorized and unissued number of shares of Common Stock, with the intention of using the additional shares for anti-takeover purposes, although we could theoretically use the additional shares to make more difficult or to discourage an attempt to acquire control of the Company.

We do not believe that our officers or directors have interests in this proposal that are different from or greater than those of any other of our stockholders.

Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal or dissenter’s rights with respect to the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

Regulatory Approvals

The Reverse Stock Split will not be consummated, if at all, until after approval of the Company’s stockholders is obtained. The Company is not obligated to obtain any governmental approvals or comply with any state or federal regulations prior to consummating the Reverse Stock Split other than the filing of the Reverse Stock Split Charter Amendment with the Secretary of State of the State of Delaware.

Accounting Treatment of the Reverse Stock Split

If the Reverse Stock Split is effected, the par value per share of our Common Stock will remain unchanged at $0.0001. Accordingly, on the effective date of the Reverse Stock Split, the stated capital on the Company’s consolidated balance sheets attributable to our Common Stock will be reduced in proportion to the size of the Reverse Stock Split ratio, and the additional paid-in capital account will be increased by the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged. Per share net income or loss will be increased because there will be fewer shares of Common Stock outstanding. The Common Stock held in treasury will be reduced in proportion to the Reverse Stock Split ratio. The Company does not anticipate that any other accounting consequences, including changes to the amount of stock-based compensation expense to be recognized in any period, will arise as a result of the Reverse Stock Split.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a discussion of certain material U.S. federal income tax consequences of the Reverse Stock Split. This discussion is included for general information purposes only and does not purport to address all aspects of U.S. federal income tax law that may be relevant to stockholders in light of their particular circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”) and current Treasury Regulations, administrative rulings and court decisions, all of which are subject to change, possibly on a retroactive basis, and any such change could affect the continuing validity of this discussion.

All stockholders are urged to consult with their own tax advisors with respect to the tax consequences of the Reverse Stock Split. This discussion does not address the tax consequences to stockholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, partnerships, nonresident alien individuals, broker-dealers and tax-exempt entities, persons holding shares as part of a straddle, hedge, conversion transaction or other integrated investment, U.S. holders (as defined below) subject to the alternative minimum tax or the unearned income Medicare tax and U.S. holders whose functional currency is not the U.S. dollar. This summary also assumes that the pre-Reverse Stock Split shares of Common Stock were, and the post-Reverse Stock Split shares of Common Stock will be, held as a “capital asset,” as defined in Section 1221 of the Code.

As used herein, the term “U.S. holder” means a holder that is, for U.S. federal income tax purposes:

●	a citizen or resident of the United States;

●	a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

●	an estate the income of which is subject to U.S. federal income tax regardless of its source; or

●	a trust (A) if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more “U.S. persons” (as defined in the Code) have the authority to control all substantial decisions of the trust or (B) that has a valid election in effect to be treated as a U.S. person.

In general, no gain or loss should be recognized by a stockholder upon the exchange of pre-Reverse Stock Split Common Stock for post-Reverse Stock Split Common Stock. The aggregate tax basis of the post-Reverse Stock Split Common Stock should be the same as the aggregate tax basis of the pre-Reverse Stock Split Common Stock exchanged in the Reverse Stock Split. A stockholder’s holding period in the post-Reverse Stock Split Common Stock should include the period during which the stockholder held the pre-Reverse Stock Split Common Stock exchanged in the Reverse Stock Split.

As noted above, we will not issue fractional shares of Common Stock in connection with the Reverse Stock Split. In certain circumstances, stockholders who would be entitled to receive fractional shares of Common Stock because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of Common Stock to round up to the next whole post-Reverse Stock Split share of Common Stock. The U.S. federal income tax consequences of the receipt of such an additional fraction of a share of Common Stock is not clear.

The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of the Reverse Stock Split.

Required Vote

The affirmative vote of holders of a majority of the issued and outstanding shares of our Common Stock and Series A Preferred Stock (voting on an as-converted basis) entitled to vote on the Reverse Stock Split Proposal, voting together as a single class, is required to approve the Reverse Stock Split Proposal. “ABSTAIN” votes will have the same effect as votes cast “AGAINST” the Reverse Stock Split Proposal. Because the Reverse Stock Split Proposal is considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, may vote your shares without your instruction with respect to the Reverse Stock Split Proposal unless you instruct them otherwise. Failure by your bank, broker, trustee or other nominee to exercise this discretionary authority will have the same effect as votes cast “AGAINST” the Reverse Stock Split Proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE
REVERSE STOCK SPLIT PROPOSAL AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN
FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL NO. 2 - THE ADJOURNMENT PROPOSAL

Background of and Rationale for the Adjournment Proposal

The Board believes that if the number of shares of the Company’s Common Stock and Series A Preferred Stock outstanding and entitled to vote at the Special Meeting and voting in favor of the Reverse Stock Split Proposal at the Special Meeting is insufficient to approve such proposal, it is in the best interests of the stockholders to enable the Board to continue to seek to obtain a sufficient number of additional votes to approve such proposal.

In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning or postponing the Special Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn or postpone the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of the Reverse Stock Split Proposal.

Additionally, approval of the Adjournment Proposal could mean that, in the event we receive proxies indicating that we will not obtain approval for the Reverse Stock Split Proposal presented at the Special Meeting, we could adjourn or postpone the Special Meeting without a vote on such proposal and use the additional time to solicit the holders of those shares to change their vote in favor of such proposal.

Required Vote

The affirmative vote of the holders of a majority of the voting power of the shares present by virtual attendance or represented by proxy at the Special Meeting and entitled to vote on the Adjournment Proposal is required to approve the Adjournment Proposal. “ABSTAIN” votes will have the same effect as votes cast “AGAINST” the Adjournment Proposal. Because the Adjournment Proposal is considered a routine matter, your bank, broker, trustee or other nominee, as the case may be, may vote your shares without your instruction with respect to the Adjournment Proposal unless you instruct them otherwise. Failure by your bank, broker, trustee or other nominee to exercise this discretionary authority will have no effect on the results for the Adjournment Proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT
PROPOSAL, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF
UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

OTHER MATTERS

The Board of Directors knows of no other business which will be presented at the Special Meeting. If any other business is properly brought before the Special Meeting, proxies will be voted in accordance with the judgment of the persons named therein.

STOCKHOLDER COMMUNICATIONS TO THE BOARD

The Company has a process for stockholders who wish to communicate with the Board, including any individual director or the Chairman. Stockholders who wish to communicate with the Board or any individual director may do so by writing to the Company at Shatner Street 3, Jerusalem, Israel. In general, any stockholder communication delivered to the Company for forwarding to the Board, the Chairman or a specified group of Board members will be forwarded in accordance with the stockholder’s instructions. However, the Company reserves the right not to forward to Board members any abusive, threatening or otherwise inappropriate materials

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

To be considered for inclusion in the proxy statement relating to our 2026 annual meeting of stockholders (“2026 Annual Meeting”), pursuant to Rule 14a-8 of the Exchange Act, we must receive stockholder proposals (other than for director nominations) by not less than 120 calendar days before the date of the Company’s proxy statement released release to stockholders in connection with the previous year’s annual meeting. To be considered for presentation at the 2026 Annual Meeting, outside of the requirements of Rule 14a-8 of the Exchange Act, although not included in the proxy statement, proposals must be received not later than the forty-fifth (45th) day before the one-year anniversary of the date on which we mailed the proxy materials (or a notice of availability of proxy materials) (whichever is earlier) for the prior year’s annual meeting nor earlier than the seventy-fifth (75th) day before the one-year anniversary of the date on which we mailed the proxy materials (or a notice of availability of proxy materials) (whichever is earlier) for the prior year’s annual meeting, provided, however, that in the event that the date of the prior year’s annual meeting is advanced by more than 30 days prior to or delayed by more than 60 days after the one-year anniversary of the date of such annual meeting date, then, for notice by the stockholder to be timely, it must be so received not earlier than the close of business on the one hundred and twentieth (120th) day prior to the 2026 Annual Meeting and not later than the close of business on the later of (i) the ninetieth (90th) day prior to the 2026 Annual Meeting, or (ii) the tenth day following the day on which a public announcement of the date of the 2026 Annual Meeting if first made. Proposals that are not received in a timely manner will not be presented or voted on at the 2026 Annual Meeting. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be directed to the Company at Shatner Street 3, Jerusalem, Israel.

In addition to satisfying the requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Director nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than the date that is 60 days prior to the anniversary date of the prior year’s annual meeting.

ANNEX A

Certificate of Amendment

of

Amended And Restated Certificate of Incorporation

of

Dror Ortho-Design, Inc.

Dror Ortho-Design, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify that:

1.	The Amended and Restated Certificate of Incorporation of this Corporation was filed with the Secretary of State of Delaware on [●] (the “Certificate of Incorporation”).

2.	Resolutions were duly adopted by the Board of Directors of the Corporation setting forth this proposed Amendment to the Certificate of Incorporation and declaring said amendment to be advisable and calling for the consideration and approval thereof at a meeting of the stockholders of the Corporation.

3.	Resolutions were duly adopted by the Board of Directors of the Corporation, in accordance with the provisions of the Certificate of Incorporation set forth below, providing that, effective as of [●], New York time, on [●], each [●] (#) issued and outstanding shares of the Corporation’s Common Stock, par value $0.0001 per share, shall be converted into [●] (#) share of the Corporation’s Common Stock, par value $0.0001 per share, as constituted following such date.

4.	The Certificate of Incorporation is hereby amended by revising Article IV to include a new paragraph E. as follows:

“E. Reverse Split. Upon the effectiveness of the filing of this Certificate of Amendment (the “2026 Effective Time”) each share of the Corporation’s common stock, $0.0001 par value per share (the “2026 Old Common Stock”), either issued or outstanding or held by the Corporation as treasury stock, immediately prior to the 2026 Effective Time, will be automatically reclassified and combined (without any further act) into a smaller number of shares such that each [●] shares of 2026 Old Common Stock issued and outstanding or held by the Company as treasury stock immediately prior to the 2026 Effective Time is reclassified into one share of Common Stock, $0.0001 par value per share, of the Corporation (the “2026 New Common Stock”), without increasing or decreasing the amount of stated capital or paid-in surplus of the Corporation (the “2026 Reverse Stock Split”). The Board of Directors shall make provision for the issuance of that number of fractions of 2026 New Common Stock such that any fractional share of a holder otherwise resulting from the 2026 Reverse Stock Split shall be rounded up to the next whole number of shares of 2026 New Common Stock. Any stock certificate that, immediately prior to the 2026 Effective Time, represented shares of the 2026 Old Common Stock will, from and after the 2026 Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of shares of the 2026 New Common Stock into which such shares of 2026 Old Common Stock shall have been reclassified plus the fraction, if any, of a share of 2026 New Common Stock issued as aforesaid.”

5.	Pursuant to the resolution of the Board of Directors, a meeting of the stockholders of the Company was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the foregoing amendment.

6.	The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, Dror Ortho-Design, Inc. has caused this Certificate to be duly executed by the undersigned duly authorized officer as of this [●] day of [●], [●].

Dror Ortho-Design, Inc.

By:
Name:	Eliyahu (Lee) Haddad
Title:	Chief Executive Officer

A-1

Dror Ortho-Design, Inc. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS SPECIAL MEETING OF STOCKHOLDERS – SEPTEMBER 23, 2026 AT 10:00 AM ET CONTROL ID: REQUEST ID: The Board of Directors of Dror Ortho-Design, Inc. (the "Company"), cordially invites you to attend the Company's 2026 special meeting of stockholders at 10:00AM ET, on Wednesday, September 23, 2026 (the "Special Meeting"). The Special Meeting will be held in a virtual-only format at https://edge.media- server.com/mmc/go/dror2026sgm (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.) VOTING INSTRUCTIONS If you vote by phone, fax or internet, please DO NOT mail your proxy card. MAIL: Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope. FAX: Complete the reverse portion of this Proxy Card and Fax to 202-521-3464. INTERNET: https://www.iprox ydirect.com/DROR PHONE: 1-866-752-VOTE(8683)

SPECIAL MEETING OF THE STOCKHOLDERS OF Dror Ortho-Design, Inc. PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE:  PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS Proposal 1  FOR AGAINST ABSTAIN To approve an amendment to our Amended and Restated Certificate of Incorporation, as amended (the "Charter"), to effect, at the discretion of the board of directors of the Company (the "Board") but prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company's stockholders at the Special Meeting, a reverse stock split of all of the outstanding shares of our common stock, par value $0.0001 per share, at a ratio in the range of 1-for-2 to 1-for-2,000, with such ratio to be determined by the Board of the Company in its discretion and included in a public announcement.    CONTROL ID: REQUEST ID: Proposal 2  FOR AGAINST ABSTAIN To approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Reverse Stock Split Proposal.    MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING:  THE BOARD OF DIRECTORS RECOMMENDS VOTING 'FOR' PROPOSAL 1 AND 2. MARK HERE FOR ADDRESS CHANGE  New Address (if applicable): ____________________________ ____________________________ ____________________________ IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. Dated: ________________________, 2026 (Print Name of Stockholder and/or Joint Tenant) (Signature of Stockholder) (Second Signature if held jointly)